Exhibit 99.1

Walgreens Boots Alliance Shareholders Overwhelmingly Approve Transaction with Sycamore

Partners

Transaction expected to close in the third or fourth quarter of calendar year 2025

DEERFIELD, Ill. – July 11, 2025 – Walgreens Boots Alliance, Inc. (Nasdaq: WBA) (the “Company” or “WBA”) today announced that at the Company’s Special Meeting of Shareholders (the “Special Meeting”), WBA shareholders approved the previously announced acquisition of the Company by entities affiliated with Sycamore Partners Management, L.P. (“Sycamore”).

According to the preliminary results, approximately 96% of votes cast at the Special Meeting by all shareholders were voted in favor of the merger agreement proposal. In addition, approximately 95% of the votes cast at the Special Meeting by unaffiliated shareholders were voted in favor of the merger agreement proposal.

“We appreciate the consideration and overwhelming support from our shareholders in our value-maximizing transaction with Sycamore,” said Tim Wentworth, Chief Executive Officer of Walgreens Boots Alliance. “With Sycamore’s partnership, we will be better positioned to accelerate our turnaround strategy, further enhance the customer, patient and team member experience and become the first choice for pharmacy, retail and health services. We look forward to closing the transaction and entering this next chapter.”

As previously announced on March 6, 2025, under the terms of the Merger Agreement, WBA shareholders will receive $11.45 per share in cash at closing, and one non-transferable Divested Asset Proceeds Right to receive up to an additional $3.00 in cash per share from the future monetization of WBA’s debt and equity interests in VillageMD, which includes the Village Medical, Summit Health and CityMD businesses.

WBA expects to close the transaction in the third or fourth quarter of calendar year 2025, subject to customary closing conditions, including the receipt of required regulatory approvals.

The final voting results of the Special Meeting will be reported in a Form 8-K filed by WBA with the U.S. Securities and Exchange Commission.

Advisors

Centerview Partners is acting as financial advisor, Kirkland & Ellis LLP is acting as legal advisor and Ropes & Gray LLP is acting as healthcare regulatory counsel to WBA. Morgan Stanley & Co. LLC was also a financial advisor, and provided a fairness opinion to the WBA Board of Directors.

About Walgreens Boots Alliance

Walgreens Boots Alliance (Nasdaq: WBA) is an integrated healthcare, pharmacy and retail leader serving millions of customers and patients every day, with a 175-year heritage of caring for communities.

A trusted, global innovator in retail pharmacy with approximately 12,500 locations across the U.S., Europe and Latin America, WBA plays a critical role in the healthcare ecosystem. Through dispensing medicines, improving access to pharmacy and health services, providing high quality health and beauty products and offering anytime, anywhere convenience across its digital platforms, WBA is shaping the future of healthcare in the thousands of communities it serves and beyond.

WBA employs approximately 312,000 people, with a presence in eight countries and consumer brands including: Walgreens, Boots, Duane Reade, No7 Beauty Company and Benavides. The Company is proud of its contributions to healthy communities, a healthy planet, an inclusive workplace and a sustainable marketplace. In fiscal 2024, WBA scored 100% on the Disability Equality Index for disability inclusion.

More Company information is available at www.walgreensbootsalliance.com.

(WBA-GEN)

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) pending and potential litigation relating to the proposed transaction against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; (xvi) the possibility that alternative transaction proposals will or will not be made; (xvii) though no such transactions existed, the possibility that, if the Company did not enter into the transaction agreements, it potentially could have, at a later date, attempted to engage in other, unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of the Company’s assets that may have produced a higher aggregate value than that available to the Company’s stockholders in the merger; (xviii) the risk that the Company’s stock price may decline significantly if the merger is not completed and (xviv) other risks, assumptions and uncertainties described in Item 1A (Risk Factors) of our Form 10-K for the fiscal year ended August 31, 2024, as amended and supplemented by those described in Item 1A (Risk Factors) of our Form 10-Q for the fiscal quarter ended May 31, 2025, and in other documents that we file or furnish with the SEC.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. All forward-looking statements we make or that are made on our behalf are qualified by these cautionary statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

We do not undertake, and expressly disclaim, any duty or obligation to update publicly any forward-looking statement after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

Contacts

Media:

Jonathon Hosea

Media@wba.com

Investor Relations:

Brian Holzer

Investor.relations@wba.com